CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY	12 Months Ended
Dec. 31, 2020
Disclosure of changes in accounting estimates [abstract]
CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY
3	CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY

In the application of the Group’s accounting policies, which are described in Note 2, management is required to make judgements, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods. Management have considered the impact of COVID-19 on Group’s critical and significant accounting estimates. There have been no significant changes in the basis upon which judgements and accounting estimates have been determined.

(i)	Critical judgements in applying the Group’s accounting policies

The following are the critical judgements, apart from those involving estimations (see below), that management has made in the process of applying the Group’s accounting policies and that have the most significant effect on the amounts recognised in the financial statements.

Classification of certain investments as a joint venture

Note 17 describes that Tri-view Shipping Pte
.
Ltd
.
,
is

a joint venture of the Group even though the Group has 51%, of ownership interest and voting rights in this entity.
Island Bulk Carriers Pte. Ltd. and IVS Bulk Pte. Ltd.
were reported as joint ventures of the Group for part of the year when the Group owned 65% and 33.5% respectively and had voting rights in these entities. Management has assessed that the interests in these entities would be considered as joint ventures given that the contractual agreement between the parties in undertaking the economic activities of these entities would be subject to joint control.  Joint control is the contractually agreed sharing of control over an economic activity, and exists only when the strategic financial and operating decisions relating to the activity require the unanimous consent of all the parties sharing control.

Ships classified as inventories

The Group regularly engaged in trading of ships. When a ship ceased to be rented and a decision is made for the ship to be sold, the ship would be classified as inventories (Note 13). The proceeds from the sale of such assets shall be recognised as revenue in accordance with IFRS 15
Revenue from Contracts with Customers
. The corresponding cost shall be accounted for as cost of sales.

(ii)	Key sources of estimation uncertainty

The key assumptions concerning the future and other key sources of estimation uncertainty at the end of the reporting period that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are disclosed below.

Calculation of loss allowance on trade and other receivables, contract assets and amount due from joint ventures and loans to joint ventures

When measuring expected credit loss in relation to the trade and other receivables, contract assets and amount due from joint ventures and loans to joint ventures, the Group uses reasonable and supportable forward-looking information, which is based on assumptions for the future movement of different economic drivers and how these drivers will affect each other. Loss given default is an estimate of the loss arising on default. It is based on the difference between the contractual cash flows due and those that the lender would expect to receive, taking into account cash flows from collateral and integral credit enhancements. Probability of default constitutes a key input in measuring the expected credit loss.

Probability of default is an estimate of the likelihood of default over a given time horizon, the calculation of which includes historical data, assumptions and expectations of future conditions. Details of the loss allowance on trade receivables, contract assets, amount due from joint ventures and loans to joint ventures are provided in Notes 7, 8, 9, 10 and 11.

Impairment of interest in joint ventures

The recoverable amount of the investments has been determined based on the estimated net asset value of the joint ventures which approximates their fair value less cost to sell.

The carrying amounts of interest in joint ventures are disclosed in Note 17.

Percentage of completion of voyages recognised as revenue

The stage of completion of a voyage is determined by calculating the total number of actual days from the loading of the cargo at the commencement of a voyage to the period end, divided by the total estimated number of days from loading to discharging the cargo.

The duration of a voyage depends on the size of the ship being loaded, cargo type and quantity, ship speed as well as delays occasioned by weather or due congestion at load or discharge ports.

Ship life, residual value and impairment

In the shipping industry, the use of the 25 to 30 year ship life has become the prevailing standard for the type of ship owned by the Group. However, management depreciates the ships on a straight-line basis after deduction for residual values over the ship’s estimated useful life of 15 years, from the date the ship was originally delivered from the shipyard as the Group maintains a young fleet compared to the market average and generally aims to replace ships that are 15 years or older. As a result, ships are depreciated over 15 years to the expected residual market value of a ship of a similar age and specification. Management reassesses the depreciation period of ships that surpass this limit with special consideration of the ships and the purpose for which the ship was retained in the fleet.

Residual values of the ships are reassessed by management at the end of each reporting period based on the current shipping markets, the movement of the markets over the previous five years and the age, specification and condition of the respective ships.

Considerations for useful life of the ships also include maintenance and repair cost, technical or commercial obsolescence and legal or similar limits to the use of ships.

Management also reviews the ships (owned and right-of-use) for impairment whenever there is an indication that the carrying amount of the ships may not be recoverable. Management measures the recoverability of an asset by comparing its carrying amount against its recoverable amount. Recoverable amount is the higher of the fair value less cost to sell and value in use. If the ship is considered to be impaired, an impairment loss is recognised to an amount to the excess of the carrying value of the asset over its recoverable amount.

Value in use is the future cash flows that the ships are expected to generate from charter hire of the ships and the expected running costs thereof over their remaining useful lives, with a cash inflow in the final year equal to the residual value of the ships. Management determined the value-in-use based on past performance of the ships and their expectations of the market development. The future cash flows are determined based on the combination of the following assumptions:

1)	Forecast earnings are based on internal estimates having considered: fixed future earnings from existing contracts of affreightment and charter contracts, allowing for dry dock and commercial off hire days, internal forecasts, as well as third party information and historical earnings averages.

2)	Pre-tax discount rate of 6.86% (2019: 7.61%) rate is used to discount future cash flows from deployment of the ships to their net present values.

3)	Vessel operating expenses and drydock costs are based on management’s best estimates.

Accordingly, based on the carrying amounts of the owned ships and right-of-use ships as at end of each reporting periods, the Group has recognised an impairment loss of approximately $16,282,000 for the year ended 31 December 2020 (2019: $19,245,000 and 2018: $Nil) recorded in profit or loss in the line item ‘Other operating (expense) income’.

As at 31 December 2020 and 2019, a possible change to the following estimate used in management’s assessment will result in the recoverable amount to be below the total carrying amount of the owned and right-of-use ships (on the basis that each of the other key assumptions remain unchanged):

Drybulk Carriers

•	0.0% to 21.91% decrease to the charter rate (2019: 0.0% to 19.63% decrease to the charter rate); or
•	0.0% to 72.25% increase to the discount rate (2019: 0.0% to 56.6%% increase to the discount rate).

Tankers

•	22.87% decrease to the charter rate (2019: 13.9% to 34.2% decrease to the charter rate); or
•	13.15% increase to the discount rate (2019: 14.3% to 45.2% increase to the discount rate).

Based on the key assumptions and taking into account the sensitivity analysis above, management has determined that the estimated recoverable amount of the ships are appropriate.

The recoverable amounts of ships classified as inventories were determined based on estimated selling price
 less cost
to sell
, which were determined based on the market comparable approach that reflects recent transaction prices for similar ships, with similar age and specifications. In valuing the ships, the appraisers have taken into consideration the prevailing market conditions and have made adjustments for differences where necessary before arriving at the most appropriate value for the ships. The carrying amounts of the ships are disclosed in Notes 13, 14 and 15.

Estimation of lease term of charters with extension options

When estimating the lease term of the respective lease arrangement, management considers all facts and circumstances that create an economic incentive to exercise an extension option, including any expected changes in facts and circumstances from the commencement date until the exercise date of the option. This is assessed on an ongoing basis and the extension options are only included in the lease term if the lease is reasonably certain to be exercised.

$90,644,489 (
2019:$53,954,000)
have not been included in the lease liability because it is not reasonably certain that the leases will be extended.

If a significant event or a significant change in circumstances occurs which affects this assessment and that is within the control of the lessee, the above assessment will be reviewed further. During the financial year 2020 and 2019, the Group did not exercise any extension and termination options.

Estimation uncertainty arising from variable lease payments

During the financial year 2020 and 2019, one of the charter contracts requiring the recognition of a right-of-use assets and a lease liability contains variable payment terms that is linked to an index and such variable lease payments are recognised in charter hire cost in the profit or loss in the period in which the condition that triggers those payments occurs. A 5% increase in the index will result in such variable lease contracts to increase its total lease payments by approximately $24,000 (2019:$185,000).

Tax liabilities

The Group acquired a wholly-owned subsidiary, Unicorn Tankers International Ltd (“UTI”), in 2013. UTI and its subsidiary are tax residents in United Kingdom (“UK”). In recent years, the UK tax authorities have revised their interpretations of certain areas of tonnage tax legislation. If certain legislation is interpreted in an alternative manner, additional taxation of up to $5,657,000 (2019: $5,657,000) could arise. A tax provision of $2,400,000 (2019: $2,400,000) has been provided.

In 2013, there were queries raised by the UK tax authorities on a subsidiary of UTI. The case went to a Tribunal in July 2019 and on 13 November 2019 the Tribunal ruled in favour of the Group. Her-Majesty’s Revenue & Customs, UK Government Tax Department (“HMRC”) made an application to the First-Tier Tribunal to appeal its decision and on 6 February 2020 the First-Tier Tribunal released its decision refusing HMRC’s application to appeal to it. On 5 March 2020, HMRC applied to the Upper Tribunal for permission to appeal the decision of the First-Tier Tribunal, and on 11 March 2020, the Upper Tribunal issued its decision granting the permission sought and the Group have opposed the appeal. The Upper Tribunal hearing took place on
17 March 2021 and the Group is currently waiting for the Upper Tribunal to make their final decision.

At the date of authorisation of these financial statements, in view of the uncertainty of whether the judgement would be overruled, the provision has been retained.